SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 20, 2000


                           CROWN AMERICAN REALTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


      Maryland                     1-12216             25-1713733
   (State or other             (Commission File       (IRS Employer
   jurisdiction of                  Number)           Identification
   incorporation)                                         Number)


                PASQUERILLA PLAZA, JOHNSTOWN, PENNSYLVANIA  15901
                    (Address of principal executive offices)


                                 (814) 536-4441
                         (Registrant's telephone number)



Item 5.  Other Events.

          On January 20, 2000, the Board of Trustees of Crown American Realty Trust (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding Common Share of Beneficial Interest, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record at the close of business on February 4, 2000 (the "Record Date"). The Board also authorized the issuance of one Right with respect to each Common Share that becomes outstanding after the Record Date and prior to the Distribution Date as defined below (or earlier redemption or expiration of the Rights). Each Right entitles the registered holder, when the Right becomes exercisable, to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Shares of Beneficial Interest (the "Preferred Shares") of the Company at a price of $20.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated January 20, 2000, between the Company and American Stock Transfer and Trust Company, as Rights Agent (the "Rights Agreement").

          Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by the Board of Trustees prior to the time a person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being the "Distribution Date"), the Rights will be evidenced, in the case of Common Share certificates outstanding as of the Record Date, by such Common Share certificates.

          The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. With respect to new Common Shares issued in certificated form after the Record Date and prior to the Distribution Date (or earlier redemption or expiration of the Rights), the certificates evidencing such shares will contain a notation incorporating the Rights Agreement by reference. With respect to new Common Shares issued in uncertificated form after the Record Date and prior to the Distribution Date (or earlier redemption or expiration of the Rights) and with respect to Common Shares outstanding on the Record Date which become uncertificated thereafter prior to the Distribution Date (or earlier redemption or expiration of the Rights), any confirmation or advice by the Company with respect to such shares shall contain a notice of the existence of the Rights. Until the Distribution Date (or earlier redemption or expiration of the Rights), holders of record of the Common Shares shall also be the holders of record of the associated Rights and the surrender for transfer of any Common Shares will also constitute the transfer of the associated Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights. The form of Right Certificate is attached to the Rights Agreement as Exhibit B.

          The Rights are not exercisable until the Distribution Date. The Rights will expire on January 20, 2010 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged, in each case, as described below.

          The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a share split of the Common Shares or a share dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date (or earlier redemption or expiration of the Rights).

          Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a cumulative preferential quarterly dividend payment on the dates, if any, that quarterly dividend payments are normally paid to holders of the Common Shares of the greater of
(a) $1 or (b) 100 times the aggregate per share amount of all dividends (other than dividends payable in Common Shares) paid in respect of the Common Shares, subject to adjustment. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment of $100 per share plus accrued and unpaid dividends, provided, however, that the holders of the Preferred Shares will be entitled to receive an aggregate amount per share of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

          Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-hundredths of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. The form of Articles Supplementary Relating to Designation, Preferences and Rights of the Preferred Shares is attached to the Rights Agreement as Exhibit A.

          In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive, upon exercise of the Right, that number of Common Shares (or Preferred Shares) having a market value of two times the then current exercise price of the Right. Also, in the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision must be made so that each holder of a Right (other than Rights which have become void) will thereafter have the right to receive, upon the exercise of the Right, that number of common shares of the acquiring company which at the time of such transaction will have a market value of two times the then current exercise price of the Right.

          At any time after any person or group becomes an Acquiring Person and prior to the acquisition by a person or group of beneficial ownership of 50% or more of the outstanding Common Shares, the Board of Trustees may require the exchange of the Rights (other than Rights which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or one share of a class or series of the Company's preferred shares having equivalent rights, preferences and privileges), per Right, subject to adjustment.

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued upon exercise of a Right (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

          At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"), subject to adjustment. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          The terms of the Rights may be amended by the Board of Trustees without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, no amendment may adversely affect the interests of the holders of the Rights. Prior to any person becoming an Acquiring Person, the Company may without the consent of the holders of the Rights lower the 20% thresholds referred to above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

          The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Trustees, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board because the Rights may be redeemed by the Company at the Redemption Price prior to the time that a person or group acquires beneficial ownership of 20% or more of the Common Shares.

A copy of the Rights Agreement is filed with this current report as an exhibit and is incorporated in the foregoing description of the Rights by reference. The description is qualified in its entirety by reference to the Rights Agreement.


Item 7.  Financial Statements and Exhibits.

          The following exhibits are filed as part of this current report:

Exhibit No.                               Document

    4.       Rights  Agreement,  dated January  20,  2000,  between  Crown
             American Realty Trust and American Stock Transfer and Trust Company, with the form of Articles Supplementary Relating to Designation, Preferences and Rights of the Series A Junior
             Participating Preferred Shares of Beneficial Interest, par value $0.01 per share, of Crown American Trust Company attached as Exhibit A, the form of Right Certificate attached as Exhibit B and a Summary of Rights to Purchase Preferred Shares attached as Exhibit C. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of (i) the tenth day after public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the Company's Common Shares or (ii) the tenth business day (or such later date as may be determined by action of the Board of Trustees prior to the time a person or group becomes an Acquiring Person) after the commencement of, or the announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Company's Common Shares. Pursuant to the Rights Agreement, the Summary of Rights to Purchase Preferred Shares will be mailed as soon as practicable following the Record Date to the holders of the Common Shares as of the close of business on the Record Date.

 99.         Press release, dated January 21, 2000



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CROWN AMERICAN REALTY TRUST



                                By:    /s/Mark Pasquerilla
                                Name:  Mark Pasquerilla,
                                Title: President and Chief Executive Officer

Date:  January 24, 2000



                          CROWN AMERICAN TRUST COMPANY

                                    FORM 8-K

                        DATE OF REPORT: JANUARY 20, 2000


                                  EXHIBIT INDEX

           The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.                                      Document

    4.       Rights  Agreement,  dated January  20,  2000,  between  Crown
             American Realty Trust and American Stock Transfer and Trust Company, with the form of Articles Supplementary Relating to Designation, Preferences and Rights of the Series A Junior
             Participating Preferred Shares of Beneficial Interest, par value $0.01 per share, of Crown American Trust Company attached as Exhibit A, the form of Right Certificate attached as Exhibit B and a Summary of Rights to Purchase Preferred Shares attached as Exhibit C. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of (i) the tenth day after public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the Company's Common Shares or (ii) the tenth business day (or such later date as may be determined by action of the Board of Trustees prior to the time a person or group becomes an Acquiring Person) after the commencement of, or the announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Company's Common Shares. Pursuant to the Rights Agreement, the Summary of Rights to Purchase Preferred Shares will be mailed as soon as practicable following the Record Date to the holders of the Common Shares as of the close of business on the Record Date.

 99.         Press release, dated January 21, 2000.


EXHIBIT 4

                           CROWN AMERICAN REALTY TRUST

                                       and

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

                                  Rights Agent

                                Rights Agreement

                             Dated January 20, 2000





                                TABLE OF CONTENTS

                                                             Page

Section 1.  Certain Definitions                            1

Section 2.  Appointment of Rights Agent                    4

Section 3.  Issue of Right Certificates                    4

Section 4.  Form of Right Certificates                     6

Section 5.  Countersignature and Registration of
            Right Certificates                             6

Section 6.  Transfer, Split Up, Combination and Exchange
            of Right Certificates; Mutilated, Destroyed,
            Lost or Stolen Right Certificates              7

Section 7.  Exercise of Rights; Purchase Price;
            Expiration Date of Rights                      8

Section 8.  Cancellation and Destruction of Right
            Certificates                                   9

Section 9.  Reservation and Availability of Shares;
            Securities Registration                        9

Section 10.  Shares Issue Date                            10

Section 11.  Adjustment of Purchase Price, Number of
             Preferred Shares or Number of Rights         10

Section 12.  Certificate of Adjusted Purchase Price or
             Number of Shares                             16

Section 13.  Consolidation, Merger, Share Exchange or
             Sale or Transfer of Assets or Earning
             Power                                        16

Section 14.  Fractional Rights and Fractional Shares      17

Section 15.  Rights of Action                             18

Section 16.  Agreement of Right Holders                   19

Section 17.  Right Holder Not Deemed a Shareholder        19

Section 18.  Concerning the Rights Agent                  20

Section 19.  Merger or Consolidation or Change of
             Name of Rights Agent                         20

Section 20.  Duties of Rights Agent                       21

Section 21.  Change of Rights Agent                       22

Section 22.  Issuance of New Right Certificates           23

Section 23.  Redemption                                   23

Section 24.  Exchange                                     23

Section 25.  Notice of Certain Events                     25

Section 26.  Notices                                      25

Section 27.  Supplements and Amendments                   26

Section 28.  Successors                                   26

Section 29.  Benefits of this Agreement                   26

Section 30.  Severability                                 26

Section 31.  Governing Law                                27

Section 32.  Counterparts                                 27

Section 33.  Descriptive Headings                         27

Section 34.  Beneficial Interests                         27

             Signatures                                   27

Exhibit A   Form of Articles Supplementary Relating
            to Designation, Preferences and Rights of
            Series A Junior Participating
            Preferred Shares of Beneficial Interest      A-1

Exhibit B   Form of Right Certificate                    B-1

Exhibit C   Summary of Rights to Purchase Preferred
            Shares                                       C-1


          THIS AGREEMENT, dated January 20, 2000, between CROWN AMERICAN REALTY TRUST, a Maryland real estate investment trust (the "Company"), and AMERICAN STOCK TRANSFER AND TRUST COMPANY (the "Rights Agent").

                                WITNESSETH THAT:

          WHEREAS, the Board of Trustees of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on February 4, 2000 (the "Record Date"), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

          NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and intending to be legally bound, the parties hereby agree as follows:

          Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

               (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of twenty percent (20%) or more of the Common Shares of the Company then outstanding, but shall not include the Company or any Related Entity (as such term is hereinafter defined). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstand-ing, increases the proportionate number of shares beneficially owned by such Person to twenty percent (20%) or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of twenty percent (20%) or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person". Notwithstanding the foregoing, if the Board of Trustees of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person", as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person", as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

               (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined), as in effect on the date of this Agreement.

               (c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                    (i) which such Person or any of such Person's Affiliates or
               Associates beneficially owns, directly or indirectly, as defined in Rules 13d-3 and 13d-5 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement;

                    (ii) which such Person or any of such Person's Affiliates
               or Associates has

                    (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time, and regardless of any conditions to the exercise of such right (whether or not such conditions then are or could be satisfied)) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                    (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrange-ment or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company.

               Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

               (d) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               (e) "close of business" on any given date shall mean 5:00 P.M., local time in New York, New York, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., local time in New York, New York, on the next succeeding Business Day.

               (f) "Common Shares" when used with reference to the Company shall mean the shares of Common Shares of Beneficial Interest, par value $0.01, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or analogous equity interest in the case of a Person which is not a corporation) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, of the Person or Persons which ultimately control such first-mentioned Person.

               (g)  "Distribution Date" shall have the meaning set forth in
     Section 3 hereof.

               (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (i) "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

               (j)  "Final Expiration Date" shall have the meaning set forth in
     Section 7 hereof.

               (k)  "Flip-Over Entity" shall have the meaning set forth in
     Section 13(b) hereof.

               (l) "Person" shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation, real estate investment trust, or other entity, and shall include any successor (by merger or otherwise) of such entity.

               (m) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Articles Supplementary Relating to Series A Junior Participating Preferred Shares of Beneficial Interest attached to this Agreement as Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Shares of Beneficial Interest authorized to permit the full exercise of the Rights, any other series of Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company designated for such purpose containing terms sub-stantially similar to the terms of the Series A Junior Participating Preferred Shares of Beneficial Interest.

               (n)   "Purchase Price" shall have the meaning set forth in
     Section 4 hereof.

               (o) "Record Date" shall have the meaning set forth in the introductory paragraph hereof.

               (p)  "Redemption Date" shall have the meaning set forth in
     Section 7 hereof.

               (q) "Related Entity" shall mean any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan.

               (r) "Right" shall have the meaning set forth in the introductory paragraph hereof.

               (s) "Right Certificate" shall mean the Right Certificates authorized to be issued as provided in Section 3 hereof, but excluding Right Certificates which represent Rights that have become void pursuant to
     Section 11(a)(ii) hereof.

               (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (u) "Shares Acquisition Date" shall mean the first date of public announcement (including, without limitation, a report filed pursuant to Section 13(d) or 14(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

               (v) "Subsidiary" of any Person shall mean any person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

          Section 3.  Issue of Right Certificates.

               (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Trustees prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company or any Related Entity) of, or of the first public announcement of the intention of any Person (other than the Company or any Related Entity) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating twenty percent (20%) or more of the then outstanding Common Shares (including any such date which is after the Record Date and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the Common Shares (certificated or otherwise) registered in the names of the holders thereof (if such shares are certificated, such certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

               (b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first class, postage paid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

               (c) With respect to certificated Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders of such Common Shares, the holders of such certificates shall be deemed to be the holders of the associated Rights and the registered holders of the Common Shares shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

               (d) Certificates for certificated shares of Common Shares which become outstanding (including, without limitation, because of resale or transfer by the Company of treasury shares) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

          This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Crown American Realty Trust (the "Company") and American Stock Transfer and Trust Company, dated January 20, 2000 (as amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances as set forth in the Rights Agreement, the Rights may be redeemed or exchanged for other securities of the Company at the option of the Company. As described in the Rights Agreement, Rights which are beneficially owned by any Person who becomes an Acquiring Person or an Associate or an Affiliate thereof (each as defined in the Rights Agreement) will become null and void.

     With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date (other than Common Shares held in a fiduciary capacity or pursuant to any employee benefit plan of the Company or any Subsidiary of the Company), any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Shares.

               (e) With respect to Common Shares which become uncertificated (including, without limitation, because of a resale or transfer by the Company of treasury shares) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, any confirmation or advice by the Company in connection with the issuance or transfer thereof shall contain a notice of the existence of the Rights associated with such Common Shares. The form of such notice shall be as the Company may elect from time to time. Without limiting the generality of the foregoing, such notice may take the form of (i) a general statement to the effect that the Rights are attached to such Common Shares and that a shareholder may obtain a full copy of the text of such rights free of charge from the Company or (ii) a statement similar to the following:

          Until the Distribution Date (as defined in the Rights Agreement referred to below), holders of shares of Common Shares of Beneficial Interest, par value $0.01, of Crown American Realty Trust (the "Company") are entitled to certain Rights as set forth in a Rights Agreement between the Company and American Stock Transfer and Trust Company , dated January 20, 2000 (as amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to any holder of the Common Shares of Beneficial Interest a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates. Under certain circumstances as set forth in the Rights Agreement, the Rights may be redeemed or exchanged for other securities of the Company at the option of the Company. As described in the Rights Agreement, Rights which are beneficially owned by any Person who becomes an Acquiring Person or an Associate or an Affiliate thereof (each as defined in the Rights Agreement) will become null and void.

          Section 4. Form of Right Certificates. The Right Certificates (and the forms of assignment and of election to purchase to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (as such price may be adjusted from time to time pursuant to the terms hereof, the "Purchase Price"), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to modification and adjustment as provided herein.

          Section 5.   Countersignature and Registration of Right Certificates.

               (a) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, any Vice President or Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary or Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, never-theless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

               (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

          Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

               (a) Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to
     Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action with respect to transfer of any such surrendered Right Certificate until the registered holder thereof shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owners) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, subject to Section 20(j) hereof, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.
     The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

               (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

               (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on January 20, 2010 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which the Rights are exchanged as provided in Section 24 hereof.

               (b) The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $20.00, shall be subject to adjustment from time to time as provided in
     Section 11 or 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

                (c) Upon receipt of a Right Certificate representing exercis-able Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 20(j) hereof, thereupon promptly (i) (A) requisition from the transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) requisition from the depositary agent deposi-tary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof,
     (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

               (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexer-cised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the pro-visions of Section 14 hereof.

               (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to issue any Preferred Shares or undertake any other action upon any exercise or purported exercise of a Right unless the registered holder of such Right shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

          Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company (other than in a fiduciary capacity or pursuant to any employee benefit plan of the Company or any Subsidiary of the Company) otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

          Section 9. Reservation and Availability of Preferred Shares; Securities Registration.

               (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Pre-ferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. Notwithstanding the foregoing or anything else contained herein, prior to the Board of Trustees of the Company determining that any Person has become an Acquiring Person, the Company shall not be obligated to cause to be reserved and kept available any Common Shares to permit the exercise of any outstanding Rights pursuant to Section 11(a)(ii) hereof, or any exchange pursuant to
     Section 24 hereof, or to cause to be reserved and kept available any Preferred Shares (other than those referred to in the preceding sentence). The Company covenants and agrees that it will not, after any determination by its Board of Trustees that any Person has become an Acquiring Person, take any action that would reduce the number of its authorized and unissued Common Shares and Preferred Shares and Common Shares and Preferred Shares held in its treasury (exclusive of shares previously reserved for other purposes) below the number sufficient to permit the exercise in full of all outstanding Rights, and if at any such time the number of such authorized and unissued and treasury shares not otherwise reserved is less than the number sufficient to permit the exercise in full of all outstanding Rights, the Company shall not take any action that would increase such shortfall.

               (b) The Company shall use all reasonable efforts to cause, from and after such time as the Rights become exercisable, all Preferred Shares to be listed, upon official notice of issuance, upon a national securities exchange, or to be eligible for quotation in the New York Stock Exchange Composite Transactions Tape (as published in the Wall Street Journal or, if not therein, in another authoritative source) or any successor thereto or other comparable quotation system.

               (c) To the extent necessary to permit the Rights to be exercised in accordance with the terms of this Agreement without conflict with applicable law, the Company shall use its best efforts to (i) file as soon as is practicable following the Distribution Date a registration statement on the appropriate formunder the Securities Act with respect to the securities purchasable upon the exercise of the rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities
     Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the date of the expiration of the Rights. To the extent necessary to permit the Rights to be exercised in accordance with the terms of this Agreement without con-flict with applicable law, the Company shall also use its best efforts as soon as practicable following the Distribution Date to take such action as may be appropriate under the securities laws of the various states. The Company may temporarily suspend the exercisability of the Rights in some or all jurisdictions to the extent necessary to avoid such conflict pending effectiveness of such registration statement and such action under the state securities laws. Upon any such suspension, the Company shall make a public announcement stating that the exercisability of the Rights has been temporarily suspended. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

               (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued, fully paid and nonassessable shares.

               (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or shares or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

          Section 10. Preferred Shares Issue Date. Each Person in whose name any Preferred Shares are issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Shares on, and, if such shares are certificated, such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and pay-ment is a date upon which the transfer books for the Preferred Shares of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Preferred Shares of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          Section 11. Adjustment of Purchase Price, Number of Preferred Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

               (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares pay-able in Preferred Shares, (B) subdivide the outstanding Preferred Shares,
     (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclass-ification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving real estate investment trust), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such sub-division, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he or she would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consider-ation to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right, or if Common Shares of the Company shall be issuable $0.01 per share.

               (ii) Subject to the following paragraph and Section 24 of this Agreement, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

               From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

               (iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

               (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the con-vertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right, or if Common Shares of the Company shall be issuable $0.01 per share. In case such subscription or purchase price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Trustees of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made success-ively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving real estate investment trust) of evidences of indebtedness or assets (other than a regular periodic cash dividend, a cash dividend on account of accumulated and un-paid regular periodic dividends or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Trustees of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness or assets so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right, or if Common Shares of the Company shall be issuable $0.01 per share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such a distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (d) (i) For the purpose of any computation hereunder, the "current per share arket price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American or New York Stock Exchange or, if the Security is not listed or admitted to trading on the American or New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Trustees of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

               (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to
     Section 11(d)(i) (appropriately adjusted to reflect any split, dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Trustees of the Company, whose determination shall be described in a statement filed with the Rights Agent.

               (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least l% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 and Section 13 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this
     Section 11 and Section 13 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

               (f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right (as well as any consideration to be paid therefor) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

               (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

               (h) Unless the Company shall have exercised its election as pro-vided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall there-after evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and
     (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

               (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announce-ment of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
     Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distri-buted to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

               (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

               (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

               (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

               (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.

               (n) In the event that at any time after the date of this Agree-ment and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchas-able after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjust-ments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

               (o) The Company covenants and agrees that, after the Distribution Date, it shall not take or suffer any Subsidiary to take any action which will, or is intended to, or which is reasonably foreseeable to, diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights, except as permitted by Section 23 or Section 27 hereof (it being understood that the issuance of additional Rights shall not be deemed to violate this Section 11(o)).

          Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if Right Certificates have been issued, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 26 hereof.

          Section 13. Consolidation, Merger, Share Exchange or Sale or Transfer of Assets or Earning Power.

               (a) In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (i) the Company shall consolidate with, or merge with and into, or be a party to any binding share exchange with, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving real estate investment trust of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or other-wise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (w) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of validly authorized and issued, fully paid, nonassessable and freely tradable Common Shares (not subject to any rights of redemption, repurchase or first refusal) of the Flip-Over Entity as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that result by (B) 50% of the then current per share market price of the Common Shares of the Flip-Over Entity
     (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, share exchange, sale or transfer; (x) the Flip-Over Entity shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, share exchange, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (y) the term "Company" shall thereafter be deemed to refer to such Flip-Over Entity; and (z) such Flip-Over Entity shall take such steps in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

               (b) "Flip-Over Entity" shall mean: (i) in the case of any consolidation, merger or share exchange referred to in clause (i) or (ii) of Section 13(a) hereof, the resulting, surviving or acquiring Person, as the case may be (which may be the Company) and (ii) in the case of any sale or transfer referred to in clause (iii) of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions.

               (c) The Company shall not consummate any consolidation, merger, share exchange, sale or transfer referred to in Section 13(a) hereof unless
     (i) the Flip-Over Entity shall have immediately after such transaction a sufficient number of authorized Common Shares, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13 (and the Flip-Over Entity shall reserve such number of shares for such purpose), (ii) the Company and the Flip-Over Entity shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13, and further providing that, as soon as practicable after the date of any such consolidation, merger, share exchange, sale or transfer, the Flip-Over Entity shall prepare and file a registration statement on an appropriate form under the Securities Act, and take such action as shall be necessary under applicable state securities laws, with respect to the Rights and the securities purchasable upon exercise of the Rights, and will use its best efforts to cause such registration statement and other action to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the re-quirements of law) so long as any Rights may be exercised hereunder. The Company shall not enter into any transaction referred to in Section 13(a) hereof if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights.

          Section 14.  Fractional Rights and Fractional Shares.

               (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue fractional Rights, then in lieu of such fractional Rights, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American or New York Stock Exchange or, if the Rights are not listed or admitted to trading on the American or New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the -counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Trustees of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Trustees of the Company shall be used.

               (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to dis-tribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pur-suant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

               (c) The holder of a Right by the acceptance of the Right expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

          Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

          Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights will be transfer-able only in connection with the transfer of the Common Shares;

               (b) after the Distribution Date, the Right Certificates are transferable onlyon the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

               (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate is (or, prior to the Distribution Date, the associated Common Shares are) registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate or any confirmation or advice with respect to uncertificated Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

               (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of any such obligation.

          Section 17. Right Holder Not Deemed a Shareholder. No holder, as such, of any Right shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right, as such, any of the rights of a shareholder of the Company or any right to vote for the election of trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until such Right shall have been exercised or exchanged in accordance with the provisions hereof.

          Section 18.  Concerning the Rights Agent.

               (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

               (b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

          Section 19.  Merger or Consolidation or Change of Name of Rights
Agent.

               (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force pro-vided in the Right Certificates and in this Agreement.

               (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the counter-signature under its prior name and deliver Right Certificates so counter-signed; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

               (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith, or willful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (includ-ing the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate contemplated by Section 12 hereof describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares (or Common Shares, as the case may be) to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares (or Common Shares, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

               (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

               (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

               (j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without direction from the Company.

          Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, in the case of a resignation after the Distribution Date, to the holders of the Right Certificates in accordance with Section 26 hereof. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, in the case of a removal after the Distribution Date, to the holders of the Right Certificates in accordance with Section 26 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York or State of Maryland (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or State of Maryland), in good standing, having an office in the State of New York or State of Maryland, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and Preferred Shares, and, in the case of an appointment after the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Trustees to reflect any adjustment or change in the Purchase Price or the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

          Section 23.  Redemption.

               (a) The Board of Trustees of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any split, dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Trustees may be made effective at such time, on such basis and with such conditions as the Board of Trustees in its sole discretion may establish.

               (b) Immediately upon the action of the Board of Trustees of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Trustees ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

          Section 24.  Exchange.

               (a) The Board of Trustees of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any split, dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Trustees shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

               (b) Immediately upon the action of the Board of Trustees of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights in accordance with Section 26 hereof. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

               (c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

               (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares upon any exchange of Rights as contemplated in accordance with this Section 24 or upon any exercise of Rights as contemplated in accordance with Section 11(a)(ii) hereof. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24 or the date of exercise pursuant to Section 11(a)(ii) hereof.

          Section 25.  Notice of Certain Events.

               (a) In case the Company shall propose (i) to pay any dividend payable in beneficial interests of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of beneficial interest of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of out-standing Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or
      (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
      (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

               (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

          Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                    Crown American Realty Trust
                    Pasquerilla Plaza
                    Johnstown, PA 15901
                    Attn:  Chief Executive Officer

          Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    American Stock Transfer and Trust Company
                    40 Wall Street
                    46th Floor
                    New York, New York  10005
                    Attn:  Transfer Department

          Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice to the holder of a Right which is mailed in the manner herein provided shall be deemed effective when so mailed, whether or not the holder receives the notice; any notice to the Company or to the Rights Agent shall be deemed effective if and when received.

          Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of any Right in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any Person (other than the Company or any Related Entity) and (ii) 10%. Upon the delivery of a certificate from an appropriate officer of the Company which states that a proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

          Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

          Section 30. Severability. If any term, provision, covenant or re-striction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 31. Governing Law. This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

          Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          Section 34. Beneficial Interests. All references herein to "stock", "capital", "capital stock", "shares", "preferred shares", and "common shares", and the like, of the Company shall be deemed to be references to the Company's Beneficial Interests, common and preferred, as applicable.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

[Corporate Seal]                        CROWN AMERICAN REALTY TRUST
Attest:

By /s/Ronald P. Rusink                  By /s/Mark E. Pasquerilla
   Ronald P. Rusinak, Vice President       Mark E. Pasquerilla, President and
   General Counsel and Secretary           Chief Executive Officer

Attest:                                 AMERICAN STOCK TRANSFER AND
                                         TRUST COMPANY

By                                      By

  Authorized Signatory                     Authorized Signatory


EXHIBIT A

                                     FORM OF
                       ARTICLES SUPPLEMENTARY RELATING TO
                     DESIGNATION, PREFERENCES AND RIGHTS OF
      SERIES A JUNIOR PARTICIPATING PREFERRED SHARES OF BENEFICIAL INTEREST
                                       OF
                           CROWN AMERICAN REALTY TRUST

          In compliance with the requirements of Section 8-203 of the Maryland General Corporation Law, as amended (the "MGCL"), the undersigned company, a real estate investment trust organized and existing under the MGCL (the "Company") hereby certifies that:

          1.   The name of the Company is Crown American Realty Trust.

          2. The resolution duly adopted by the Board of Trustees of the Company establishing and designating the Series A Junior Participating Preferred Shares of Beneficial Interest, which is the second series of the Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company, and fixing and determining the relative rights and preferences thereof (the "Resolution") is as follows:

          RESOLVED, that this Board of Trustees, pursuant to authority expressly vested on it by the provisions of the Second Amended and Restated Declaration of Trust, as amended, ("Declaration of Trust") of Crown American Realty Trust (hereinafter called the "Company") hereby authorizes the issue of the second series of Preferred Shares of Beneficial Interest, par value $0.01 per share, of the Company and hereby fixes the designation and relative rights and preferences thereof in addition to those set forth in said Declaration of Trust as follows:

          Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Shares of Beneficial Interest" (the "Series A Preferred Shares of Beneficial Interest") and the number of shares constituting the Series A Preferred Shares of Beneficial Interest shall be 1,750,000. Such number of shares may be increased or decreased by resolution of the Board of Trustees; provided, that no decrease shall reduce the number of shares of Series A Preferred Shares of Beneficial Interest to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Shares of Beneficial Interest.

          Section 2.  Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Shares of Beneficial Interest (or any similar beneficial interest) ranking prior and superior to the Series A Preferred Shares of Beneficial Interest with respect to dividends, the holders of shares of Series A Preferred Shares of Beneficial Interest, in preference to the holders of the Common Shares of Beneficial Interest, par value $0.01 (the "Common Shares"), of the Company, and of any other junior beneficial interest, shall be entitled to receive, when, as and if declared by the Board of Trustees out of funds legally available for the purpose, quarterly dividends payable in cash on the dates, if any, that quarterly dividends are normally paid to holders of the Common Shares (each date of such dividend being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Shares of Beneficial Interest and only upon payment of a dividend to holders of the Common Shares, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or
(b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of the Company's Common Shares or a subdivision of the outstanding shares of the Company's Common Shares (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Shares of Beneficial Interest. In the event the Company shall at any time declare or pay any dividend on the Common Shares payable in shares of the Company's Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of the Company's Common Stock (by reclassification or otherwise than by payment of a dividend in shares of the Company's Common Shares) into a greater or lesser number of shares of the Company's Common Shares, then in each such case the amount to which holders of shares of Series A Preferred Shares of Beneficial Interest were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of the Company's Common Shares outstanding immediately after such event and the denominator of which is the number of shares of the Company's Common Shares that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Series A Preferred Shares of Beneficial Interest as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in shares of the Company's Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Shares of Beneficial Interest shall nevertheless be payable on such subsequent Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Shares of Beneficial Interest from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Shares of Beneficial Interest entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date.
Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Shares of Beneficial Interest in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Trustees may fix a record date for the determination of holders of shares of Series A Preferred Shares of Beneficial Interest entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3. Voting Rights. The holders of shares of Series A Preferred Shares of Beneficial Interest shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Shares of Beneficial Interest shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Shares payable in shares of the Company's Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of the Company's Common Shares (by reclassification or otherwise than by payment of a dividend in shares of the Company's Common Shares) into a greater or lesser number of shares of the Company's Common Shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Shares of Beneficial Interest were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of the Company's Common Shares outstanding immediately after such event and the denominator of which is the number of shares of the Company's Common Shares that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any Articles Supplementary creating a series of Preferred Shares of Beneficial Interest or any similar beneficial interest, or in any By-Law, the holders of shares of Series A Preferred Shares of Beneficial Interest and the holders of shares of the Company's Common Shares and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Shares of Beneficial Interest shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

          Section 4.  Certain Restrictions.

          (A) Whenever dividends or distributions payable on the Series A Preferred Shares of Beneficial Interest as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Shares of Beneficial Interest outstanding shall have been paid in full, the Company shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of beneficial interest ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares of Beneficial Interest;

          (ii) declare or pay dividends, or make any other distributions, on any shares of beneficial interest ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares of Beneficial Interest, except dividends paid ratably on the Series A Preferred Shares of Beneficial Interest and all such parity beneficial interest on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any beneficial interest ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares of Beneficial Interest, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior beneficial interest in exchange for shares of any beneficial interest of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Shares of Beneficial Interest; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Shares of Beneficial Interest, or any shares of beneficial interest ranking on a parity with the Series A Preferred Shares of Beneficial Interest, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Trustees) to all holders of such shares upon such terms as the Board of Trustees, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of beneficial interest of the Company unless the Company could, under paragraph (A) of this
Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. Re-acquired Shares. Any shares of Series A Preferred Shares of Beneficial Interest purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Shares of Beneficial Interest and may be reissued as part of a new series of Preferred Shares of Beneficial Interest subject to the conditions and restrictions on issuance set forth herein, in the Declaration of Trust or in any other Articles Supplementary creating a series of Preferred Shares of Beneficial Interest or any similar beneficial interest or as otherwise required by law.

          Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of beneficial interest ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares of Beneficial Interest unless, prior thereto, the holders of shares of Series A Preferred Shares of Beneficial Interest shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Shares of Beneficial Interest shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of the Company's Common Shares or (2) to the holders of shares of beneficial interest ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares of Beneficial Interest, except distributions made ratably on the Series A Preferred Shares of Beneficial Interest and all such parity beneficial interest in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Shares payable in shares of the Company's Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of the Company's Common Shares (by reclassification or otherwise than by payment of a dividend in shares of the Company's Common Shares) into a greater or lesser number of shares of the Company's Common Shares, then in each such case the aggregate amount to which holders of shares of Series A Preferred Shares of Beneficial Interest were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of the Company's Common Shares outstanding immediately after such event and the denominator of which is the number of shares of the Company's Common Shares that were outstanding immediately prior to such event.

          Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of the Company's Common Shares are exchanged for or changed into other beneficial interest or securities, cash and/or any other property, then in any such case each share of Series A Preferred Shares of Beneficial Interest shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of beneficial interest, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of the Company's Common Shares is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Shares payable in shares of the Company's Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of the Company's Common Shares (by reclassification or otherwise than by payment of a dividend in shares of the Company's Common Shares) into a greater or lesser number of shares of the Company's Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Shares of Beneficial Interest shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of the Company's Common Shares outstanding immediately after such event and the denominator of which is the number of shares of the Company's Common Shares that were outstanding immediately prior to such event.

          Section 8. No Redemption. The shares of Series A Preferred Shares of Beneficial Interest shall not be redeemable.

          Section 9. Rank. Except as otherwise set forth in the Declaration of Trust or in the Articles Supplementary creating another series of Preferred Shares of Beneficial Interest or any other class or series of beneficial interest, the Series A Preferred Shares of Beneficial Interest shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company's Preferred Shares of Beneficial Interest and to any other class or series of beneficial interest other than the Common Shares, whether now existing or hereafter created.

          Section 10. Amendment. The Declaration of Trust of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Shares of Beneficial Interest so as to affect them adversely without a majority vote of the outstanding shares of Series A Preferred Shares of Beneficial Interest, voting together as a single class.

          3. (i) The aggregate number of shares of the Series A Preferred Shares of Beneficial Interest established and designated by the Resolution is 1,750,000; (ii) on July 3, 1997, the Company filed Articles Supplementary establishing and designating up to 2,875,000 Preferred Shares, par value $0.01 per share, as a series of 11.00% Senior Preferred Shares, par value $0.01 per share, pursuant to Section 8-203 of the MGCL; and (iii) the aggregate number of shares established and designated by the Declaration of Trust of the Company is 250,000,000, of which 5,000,000 shares are Preferred Shares of Beneficial Interest, par value $0.01 per share, issuable in one or more series, 120,000,000 shares are Common Shares of Beneficial Interest, par value $0.01 per share, and 125,000,000 shares are Excess Shares of Beneficial Interest, par value $0.01 per share.

          4. The Resolution was duly adopted at a special meeting of the Board of Trustees of the Company duly called and held on January 20, 2000, at which meeting a quorum was present and acted throughout.

          5. The Resolution is to be effective upon the filing of Articles Supplementary Relating to Series A Junior Participating Preferred Shares of Beneficial Interest with the State of Maryland.

          IN WITNESS WHEREOF, these Articles Supplementary Relating to Series A Junior Participating Preferred Shares of Beneficial Interest is executed on behalf of the Company by its President and Chief Executive Officer and attested by its Secretary this 20th day of January, 2000.

[CORPORATE SEAL]


Attest:                                     CROWN AMERICAN REALTY TRUST



By                                          By
   Ronald P. Rusinak, Vice President,       Mark E. Pasquerilla, President and
   General Counsel and Secretary            Chief Executive Officer


EXHIBIT B

                                     FORM OF
                                RIGHT CERTIFICATE

Certificate No. R-                                         Rights

     NOT EXERCISABLE AFTER JANUARY 20, 2010 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS WHICH ARE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (EACH AS DEFINED IN THE RIGHTS AGREEMENT) WILL BECOME NULL AND VOID.

                                Right Certificate

                           CROWN AMERICAN REALTY TRUST

          This certifies that                        , or registered assigns, is
the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated January 20, 2000 (the "Rights Agreement"), between Crown American Realty Trust, a Maryland real estate investment trust (the "Company"), and American Stock Transfer and Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., local time in New York, New York, on February 4, 2000 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid and non-assessable share of Series A Junior Participating Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $20.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of February 4, 2000, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, and in certain circumstances specified in the Rights Agreement, shares of Common Shares of Beneficial Interest, par value $0.01, of the Company may be purchased in lieu of one one-hundredths of a Preferred Share.

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal offices of the Company and the Rights Agent.

          This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be required to be exchanged in whole or in part for shares of the Company's Common Shares, par value $0.01, or Preferred Shares.

          No fractional shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made as provided in the Rights Agreement.

          No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company
and its corporate seal this         day of              , 20    .

[Corporate Seal]

Attest:                                 CROWN AMERICAN REALTY TRUST



By                                         By
   Ronald P. Rusinak, Vice President,      Mark E. Pasquerilla, President and
   General Counsel and Secretary           Chief Executive Officer


Countersigned:

AMERICAN STOCK TRANSFER AND
   TRUST COMPANY


By:
Name:
Title:



                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

          FOR VALUE RECEIVED                         hereby sells, assigns and
transfers unto

                  (Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and
does hereby irrevocably constitute and appoint                Attorney, to
transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
                                   Signature


SIGNATURE GUARANTEED:

          Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association, or credit union with membership in an approved guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.



                                   CERTIFICATE

          The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).




                                   Signature







                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
                  Rights represented by the Right Certificate.)

To:  CROWN AMERICAN REALTY TRUST

          The undersigned hereby irrevocably elects to exercise
Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities) issuable or deliverable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or other securities) be issued in the name of and delivered to:


                         (Please print name and address)


          Social Security or Other Tax Payer Identification Number:

          If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:


                         (Please print name and address)


          Social Security or Other Tax Payer Identification Number:




Dated:
                                   Signature


SIGNATURE GUARANTEED:

          Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association, or credit union with membership in an approved guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.



                                   CERTIFICATE

          The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).





                                   Signature


                                     NOTICE

          The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

          In the event the Certificate set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.



EXHIBIT C

                           CROWN AMERICAN REALTY TRUST
                          SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED SHARES

          On January 20, 2000, the Board of Trustees of Crown American Realty Trust (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Shares of Beneficial Interest ("Common Shares"), par value $0.01, of the Company. The Rights were issued to holders of record on February 4, 2000 and will expire on January 20, 2010.

          Initially, the Rights will not be exercisable, certificates will not be sent to you and the Rights will automatically trade with the Common Shares. However, ten days after a person or group of affiliated or associated persons acquires twenty percent (20%) or more of the Company's Common Shares, or ten business days (or such later date as may be determined by the Board of Trustees but prior to a twenty percent (20%) acquisition) after a person or group announces an offer the consummation of which would result in such person or group owning twenty percent (20%) or more of the Common Shares (even if no purchases actually occur), the Rights will become exercisable and separate certificates representing the Rights will be distributed. We expect that the Rights would begin to trade independently from the Common Shares at that time. Until that time, the Rights will be represented by the existing Common Shares, certificated or otherwise, and one Right will also be issued with respect to each new share of the Company's Common Shares that shall become outstanding. Common Shares issued after the record date in certificated form will contain a notation incorporating the terms of the Rights by reference. At no time will the Rights have any voting power.

          When the Rights first become exercisable, unless a person or group has acquired twenty percent (20%) or more of the Company's Common Shares, a holder will be entitled to buy from the Company one one-hundredth of a share of a new series of junior participating preferred shares of beneficial interest (described below) for $20.00. If any person or group acquires twenty percent (20%) or more of the Company's outstanding Common Shares, the "flip-in" provision of the Rights will be triggered and each Right will entitle a holder (other than such person or any member of such group) to buy, in lieu of preferred shares, a number of additional Common Shares of the Company having a market value of twice the exercise price of the Right. Thus, if at the time of the twenty percent (20%) acquisition the Company's Common Shares were to have a market value per share equal to $10.00, the holder of each Right (other than such person or any member of such group) would be entitled to purchase four shares of the Company's Common Shares for $20.00, i.e., at a 50% discount. The Board of Trustees may, however, substitute the right to purchase the same number of one one-hundredths of a share of the new preferred shares of beneficial interest for the same price.

          If the Company is involved in a merger or other business combination at any time after a person or group has acquired twenty percent (20%) or more of the Company's Common Shares, each Right will entitle a holder (other than a twenty percent (20%) acquirer) to buy a number of shares of common stock of the acquiring company having a market value of twice the exercise price of each Right. For example, if at the time of the business combination the acquiring company's common stock would have a per share value of $10.00 the holder of each Right (other than a twenty percent (20%) acquirer) would be entitled to receive four shares of the acquiring company's common stock for $20.00, i.e., at a 50% discount.

          The exercise price is subject to adjustment pursuant to standard antidilution provisions. The above examples assume no change in the exercise price.

          Following the acquisition by any person or group of twenty percent (20%) or more of the Company's Common Shares, but only prior to the acquisition by a person or group of a 50% stake, the Board of Trustees will also have the ability to require the exchange of outstanding Rights (other than Rights held by such person or any member of such group), in whole or in part, for one share of the Common Shares (or one one-hundredth of a share of the new preferred shares) per Right. This provision would have an economically dilutive effect on the acquirer, and provide a corresponding benefit to the remaining Rights holders, that is comparable to the flip-in provision without requiring the holders of Rights to go through the process and expense of exercising their Rights.

          The Board of Trustees is also authorized to reduce the twenty percent (20%) thresholds referred to above to not less than the greater of the sum of
 .001% plus the largest percentage of the Company's Common Shares known to be owned at the time or 10%.

          At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares, the Board of Trustees of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          In addition to authorizing the new Rights, the Board of Trustees designated a series of junior participating preferred shares of beneficial interest as the preferred shares which are purchasable upon exercise of the Rights. The shares of the junior participating preferred shares will be nonredeemable. Each preferred share will be entitled to a cumulative dividend equal to the greater of $1 per share or 100 times the dividend declared on the Common Shares. In the event of liquidation, the holders of the preferred shares will be entitled to receive an aggregate liquidation payment equal to the greater of $100 or 100 times the payment made per share of the Company's Common Shares. Each preferred share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each preferred share will be entitled to receive 100 times the amount received per share of the Company's Common Shares. These rights are also protected by customary anti-dilution provisions. In the event of issuance of preferred shares upon exercise of the Rights, in order to facilitate trading a depositary receipt may be issued for each one one-hundredth of a preferred share. The dividend, liquidation and voting rights, and the non-redemption feature, of the preferred shares are designed so that the value of the one-hundredth interest in a preferred share purchasable with each Right will approximate the value of one share of the Company's Common Shares.


EXHIBIT 99

NEWS FROM:


              C R O W N   A M E R I C A N   R E A L T Y   T R U S T


IMMEDIATE RELEASE:       January 21, 2000

CONTACT:                 Media:         Christine Menna     814-536-9520
                         Investors:     Terry L. Stevens    814-536-9538
                         Internet:      www.crownam.com

                           CROWN AMERICAN REALTY TRUST
                        ANNOUNCES ADOPTION OF RIGHTS PLAN

     Johnstown, PA - Crown American Realty Trust (the "Company") announced today that its Board of Trustees has adopted a Shareholder Rights Plan (the "Rights Plan") designed to protect shareholders and to assure that they receive fair treatment in the event of any proposed takeover of the Company. "The intent of the Rights Plan is to encourage negotiation with our Board of Trustees prior to any takeover attempt and to give the Board increased leverage in such negotiations. We have adopted this Plan to assure that any proposed acquisition or change in control of Crown would take place under circumstances in which our Trustees can secure the best available transaction for all shareholders," stated Crown American Realty Trust Chairman, CEO and President, Mark E. Pasquerilla. "The Plan was not adopted in response to any specific offer or takeover threat, but to proactively protect Crown's shareholders to ensure the best value."

     In connection with the Rights Plan, the Company will distribute one Preferred Share Purchase Right (a "Right") for each outstanding Common Share to common shareholders of record at the close of business on February 4, 2000.
Each Right initially will entitle the holder to buy one one-hundredth of a share of a new Series A Junior Participating Preferred Shares at an exercise price of $20.00. The Rights will become exercisable after a person or group has acquired twenty percent or more of the Company's outstanding Common Shares or has announced a tender offer that would result in the acquisition of twenty percent or more of the Company's outstanding Common Shares. The Company's Board of Trustees has the option to redeem the Rights for $0.001 per Right prior to their becoming exercisable.

     Assuming the Rights have not been redeemed, after a person or group has acquired twenty percent or more of the Company's outstanding Common Shares, each Right (other than those owned by a holder of twenty percent or more of the Common Shares) will entitle its holder to purchase, at the Right's then current exercise price, that number of the Company's Common Shares having a market value at that time of twice the Right's exercise price.

     In addition, at any time after the Rights become exercisable and prior to the acquisition by the acquiring party of fifty percent or more of the outstanding Common Shares, the Company's Trustees may exchange the Rights (other than those owned by the acquiring person or its affiliates) for Common Shares of the Company at an exchange ratio of one share per Right, or for Series A Junior Preferred Shares of the Company at an exchange ratio of one one-hundredth of such preferred share per Right.

     Initially, the Rights will not be exercisable and certificates will not be issued. The Rights will be evidenced by and trade with the Company's Common Shares until they become exercisable and are separated from the Common Shares upon the occurrence of certain future events. Until that time, one Right will also be issued with respect to each new Common Share that shall become outstanding. The Rights will expire on January 20, 2010 unless they are earlier exchanged or redeemed.

     Additional details of the Rights Plan will be contained in a letter to be mailed to the Company's common shareholders of record as of February 4, 2000.
                                _________________

     Crown American Realty Trust (NYSE:CWN) through various affiliates and subsidiaries owns, acquires, operates and develops regional shopping malls in Pennsylvania, Maryland, West Virginia, Virginia, New Jersey, Tennessee, North Carolina and Georgia. The current portfolio includes 27 regional shopping malls and 16 million square feet of gross leasable area.

                                     - 30 -